UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 21, 2005
                                                         ----------------

                             DEL LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                    1-5439                   13-1953103
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


           178 EAB PLAZA, PO BOX 9357, UNIONDALE, NEW YORK 11553-9357 (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

      On January 21, 2005, Del Laboratories, Inc. issued a press release providing an update on the planned acquisition by DLI Holding Corporation. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      The information in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           99.1 - Press release issued by Del Laboratories, Inc.
                  on January 21, 2005.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEL LABORATORIES, INC.
                                         BY: /S/ ENZO J. VIALARDI
                                         ------------------------
                                         Enzo J. Vialardi
                                         Executive Vice President and
                                         Chief Financial Officer

Date: January 24, 2005






















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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                      DESCRIPTION

    99.1 Press Release issued by Del Laboratories, Inc., dated January 21, 2005, providing an update on Del's planned acquisition by DLI Holding Corporation.































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